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                                                                   EXHIBIT 10.19

                              SEVERANCE AGREEMENTS

                  OFFICER OR EXECUTIVE                 MULTIPLE
                  --------------------                 --------
                  Donald L. Evans                        2.5
                  James D. Lightner                      2.5
                  Thomas W. Dyk                          2
                  Peter R. Scherer                       2
                  Bruce R. DeBoer                        2
                  Daniel G. Blanchard                    2
                  Jack F. Harper                         2
                  R. Kim Harris                          2
                  B. Jack Reed                           2
                  Clifford C. Drescher                   2
                  Hilary G. Dussing                      2
                  Rodney G. Mellott                      2